VORNADO
REALTY TRUST



SEPTEMBER 2017

FORWARD LOOKING STATEMENTS

VORNADO REALTY TRUST

Certain statements contained in this investor presentation constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results, financial condition and business of Vornado Realty Trust ("Vornado"), may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates", "believes", "expects", "anticipates", "estimates", "intends", "plans", "would", "may" or similar expressions in this presentation. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost and cost to complete; and stabilized yields, estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: the timing of and costs associated with property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see "Risk Factors" in Vornado's Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly periodic reports filed with the SEC.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this presentation.

Market Data
Market data and industry forecasts are used in this presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be reliable but the accuracy and completeness of the information are not assured. Vornado has not independently verified any of such information.

Non-GAAP Financial Measures
This presentation includes non-GAAP measures. Management uses these non-GAAP measures as supplemental performance measures for its assets and believes they provide useful information to investors, but they may not be comparable to other real estate companies' similarly captioned measures. Additional information about these non-GAAP measures, including a reconciliation to the most comparable GAAP measure, can be found on pages II – VII of this presentation.

NON-GAAP FINANCIAL MEASURES

This investor presentation contains certain non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization ("EBITDA"), net operating income ("NOI"), Funds from operations ("FFO") and others.

EBITDA is earnings before interest, taxes, depreciation and amortization and is presented after net income attributable to non-controlling interests in the Operating Partnership. EBITDA, as adjusted is EBITDA excluding income from sold properties, gains on sale of real estate, impairment losses and other items. We consider EBITDA and EBITDA, as adjusted, to be supplemental measures for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on a multiple of EBITDA or EBITDA, as adjusted, we utilize these measures to make investment decisions as well as to compare the performance of our assets to that of our peers. EBITDA and EBITDA, as adjusted, should not be considered as substitutes for net income. EBITDA and EBITDA, as adjusted, may not be comparable to similarly titled measures employed by other companies. A reconciliation of EBITDA and EBITDA, as adjusted to Net Income, the most directly comparable GAAP measure, is provided on pages III-VII.

Vornado RemainCo EBITDA is EBITDA, as adjusted, calculated as described above, excluding EBITDA of (i) our Washington, DC business which was spun off and merged with certain assets of The JBG Companies, (ii) EBITDA of our Hotel Pennsylvania which will eventually be redeveloped, (iii) EBITDA of our Real Estate Fund which is in wind down mode, and (iv) interest and other investment income. Vornado RemainCo Cash NOI is Vornado RemainCo EBITDA, excluding general and administrative expense, equity earnings from Alexander's Inc. ("ALX"), Urban Edge ("UE") and Pennsylvania REIT ("PEI") in excess of dividends, non-cash EBITDA from 666 Fifth Avenue-Office and 85 Tenth Avenue and non-cash revenue from straight-line rentals and FAS 141 below market rentals. Vornado RemainCo EBITDA and Vornado RemainCo Cash NOI are used in this presentation as an illustration of Vornado's operations on a looking forward basis.

NOI is calculated by adjusting GAAP operating income to add back depreciation and amortization expense, general and administrative expense, real estate impairment losses and non-cash ground rent expense, and to deduct non-cash rental income resulting from the straight-lining of rents and amortization of acquired below market leases net of above market leases. We believe NOI is a meaningful non-GAAP financial measure because real estate acquisitions and dispositions are evaluated based on, among other considerations, NOI applied to market capitalization rates. We utilize this measure to make investment and capital allocation decisions and to compare the unlevered performance of our properties to our peers. NOI should not be considered as a substitute for operating income or net income and may not be comparable to similarly titled measures employed by others. A reconciliation of NOI to Net Income, the most directly comparable GAAP measure, is provided on pages III, V & VII

FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified non-cash items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO as adjusted, excludes certain items that affect the comparability of FFO among periods such as FFO of properties that have been sold, our Real Estate Fund which is in wind down mode, transaction costs and other items. Cash FFO is FFO as adjusted excluding non-cash revenue and expenses such as straight line rents, amortization of above and below market leases, net, stock-based compensation expense and amortization of deferred financing fees. These non-GAAP financial measures are used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because they exclude the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. These metrics do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund obligations and should not be considered as an alternative to net income as performance measures or cash flow as liquidity measures. These non-GAAP metrics may not be comparable to similarly titled measures employed by other companies.

NON-GAAP RECONCILIATION

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Net Income attributable to the Operating Partnership to EBITDA, EBITDA, as adjusted and Vornado RemainCo Cash Net Operating Income for the twelve months ended December 31, for the fiscal years 2007 through 2016

	2016	2015	2014	2013	2012	2011	2010	2009	2008	2007
Net income attributable to the Operating Partnership	**$ 961**	**$ 804**	**$ 913**	**$ 501**	**$ 663**	**$ 718**	**$ 703**	**$ 131**	**$ 415**	**$ 611**
Interest and debt expense	507	470	654	759	761	798	828	827	822	853
Depreciation and amortization	694	665	686	733	735	778	729	729	711	677
Income tax expense (benefit)	12	(85)	24	26	7	5	(23)	10	(142)	4
EBITDA (non-GAAP)	**2,174**	**1,854**	**2,277**	**2,019**	**2,166**	**2,299**	**2,237**	**1,697**	**1,806**	**2,145**
Adjustments, net (1)	(653)	(354)	(859)	(661)	(954)	(1,083)	(1,077)	(602)	(665)	(1,015)
EBITDA, as adjusted (non-GAAP)	**1,521**	**1,500**	**1,418**	**1,358**	**1,212**	**1,216**	**1,160**	**1,095**	**1,141**	**1,130**
Income from Real Estate Fund	21	(34)	(70)	(50)	(25)	(9)	(1)	-	-	-
Hotel Pennsylvania	(10)	(23)	(31)	(30)	(28)	(30)	(24)	(15)	(42)	(38)
Interest and other investment income, net (2)	(6)	(7)	(6)	(24)	(25)	(41)	(37)	(66)	(110)	(179)
Washington, DC segment	(286)	(286)	(286)	(290)	(295)	(329)	(329)	(300)	(278)	(260)
Vornado RemainCo EBITDA, as adjusted (non-GAAP)	**1,240**	**1,150**	**1,025**	**964**	**839**	**807**	**769**	**714**	**711**	**653**
Non-cash adjustments:										
General and administrative expense	179	175	169	177	167	210	214	231	194	189
Equity earnings of ALX, UE and PEI in excess of dividend	(40)	(30)	(23)	(24)	(22)	(28)	(28)	(38)	(28)	(44)
Straight-line, FAS 141 and other	(164)	(201)	(135)	(108)	(98)	(83)	(101)	(130)	(108)	(107)
EBITDA of 666 5th Avenue Office	(28)	(26)	(27)	(28)	(18)	-	-	-	-	-
EBITDA of 85 Tenth Avenue mezzanine loan	(39)	(26)	(17)	(22)	(23)	(22)	(21)	(24)	(5)	(4)
Vornado RemainCo Cash NOI (non-GAAP)	**$ 1,148**	**$ 1,042**	**$ 992**	**$ 959**	**$ 845**	**$ 884**	**$ 833**	**$ 753**	**$ 764**	**$ 687**

1. Includes income from sold properties, gains on sale of real estate, impairment losses and other adjustments
2. Includes interest on mezzanine debt, dividends on marketable securities, income on corporate investments and other adjustments

NON-GAAP RECONCILIATION (CONT'D)

VORNADO
REALTY TRUST

(Amounts in millions)

Reconciliation of Net Income attributable to the Operating Partnership to EBITDA, EBITDA, as adjusted and Vornado RemainCo EBITDA, adjusted for the twelve months ended June 30, 2017

	TTM June 30, 2017
Net income attributable to the Operating Partnership	$ 1,013
Interest and debt expense	488
Depreciation and amortization	686
Income tax expense	7
EBITDA (non-GAAP)	2,194
Adjustments, net [1]	(638)
EBITDA, as adjusted (non-GAAP)	1,556
Less: Washington, DC segment	(271)
666 5th (NYO POE)	(26)
Vornado RemainCo EBITDA, as adjusted (non-GAAP)	$ 1,259

Reconciliation of Vornado RemainCo's GAAP Incremental Revenue to Cash Incremental Revenue attributable to leases signed, but not yet commenced, for the twelve months ended December 31, 2017 and 2018

	GAAP Incremental Revenue	SL Rent Adjustment	Cash Incremental Revenue
2017	$ 40	$ 81	$ 121
2018	19	27	46
Total	$ 59	$ 108	$ 167

1. Includes income from sold properties, gains on sale of real estate, impairment losses and other adjustments

NON-GAAP RECONCILIATION (CONT'D)

VORNADO REALTY TRUST

(Amounts in millions)

Reconciliation of Trailing Twelve Months Net Income attributable to the Operating Partnership to EBITDA, EBITDA, as adjusted, Cash NOI, as adjusted, and Pro Forma Cash NOI for the twelve months ended June 30, 2017

	Trailing Twelve Months Ended June 30, 2017					
		New York				555 California
	Total	Office	Retail	Residential	theMART	Street
Net income attributable to the Operating Partnership	$ 390	$ 157	$ 199	$ 3	$ 28	$ 3
Interest and debt expense	326	202	70	12	22	20
Depreciation and amortization	483	316	95	10	39	23
Income tax expense	5	3	-	-	2	-
EBITDA (non-GAAP)	1,204	678	364	25	91	46
Certain items that impact EBITDA	-	-	-	-	-	-
EBITDA, as adjusted (non-GAAP)	1,204	678	364	25	91	46
Non-cash Adjustments & Other[1]	(201)	(111)	(59)	(3)	(5)	(5)
Add-back: G&A	42	27	11	-	7	-
Cash NOI, as Adjusted (non-GAAP)	1,045	594	316	22	93	41
Incremental NOI from Signed Leases	138	79	21	-	16	1
Pro Forma Cash NOI (non-GAAP)	$ 1,183	$ 673	$ 337	$ 22	$ 109	$ 42

$1,010 (New York Office and Retail)

1. Trailing twelve months straight-line rent adjustments, acquired below market leases non-cash income (FAS 141) and amortization expense, inclusive of our share of unconsolidated joint ventures and elimination of non-cash EBITDA from 666 Fifth Avenue - Office

V

NON-GAAP RECONCILIATION (CONT'D)

VORNADO
REALTY TRUST

(Amounts in millions)

Reconciliation of Net Income attributable to the Operating Partnership to EBITDA, FFO, FFO as adjusted and Cash FFO, as adjusted for the three months ended June 30, 2017

	2Q 2017 Net Income to FFO Reconciliation		
	Total Company	Washington DC[1]	RemainCo
Net Income attributable to the Operating Partnership	$ 139.8	$ 23.9	$ 115.9
+ Interest & Debt Expense	118.6	13.6	105.0
+ Depreciation & Amortization	168.2	33.6	134.6
+ Income Tax Expense	0.3	0.4	(0.1)
EBITDA (non-GAAP)	**426.9**	**71.5**	**355.4**
- Net Gains on Sales of Real Estate	(15.3)	0.0	(15.3)
+ Real Estate Impairment Losses	0.2	0.0	0.2
- Preferred Share Dividends	(16.1)	0.0	(16.1)
- Interest & Debt Expense	(118.6)	(13.6)	(105.0)
- Personal Property Depreciation	(2.0)	(0.4)	(1.6)
- Income Tax Expense	(0.3)	(0.4)	0.1
Total FFO (OP Basis) (non-GAAP)	**$ 274.8**	**$ 57.1**	**$ 217.7**
Total FFO (OP Basis) per share (non-GAAP)	**$ 1.35**	**$ 0.28**	**$ 1.07**
Certain Adjustments to FFO	$ (21.1)	$ 0.0	$ (21.1)
Certain Adjustments to FFO per share	$ (0.10)	$ 0.00	$ (0.10)
FFO, as Adjusted (OP Basis) (non-GAAP)	**$ 253.7**	**$ 57.1**	**$ 196.6**
FFO, as Adjusted per diluted share (non-GAAP)	**$ 1.25**	**$ 0.28**	**$ 0.97**
Vornado RemainCo Cash FFO, as Adjusted:			
- FAS 13 & 141 (Non Cash Rent)			$ (22.3)
+ Stock Based Compensation			6.6
+ Amortization of Deferred Financing Fees			8.4
- Other (Primarily partially owned entities GAAP earnings in excess of dividends/distributions received and capitalized interest)			(17.3)
Vornado RemainCo Cash FFO, as Adjusted (OP Basis) (non-GAAP)			**$ 172.0**
Vornado RemainCo Cash FFO, as Adjusted per diluted share (non-GAAP)			**$ 0.85**
Weighted average shares			203.2

(1) Estimated transaction costs for our Washington DC spin/merge are as follows (excluding transaction costs to be incurred by the JBG Companies):

2016 Actual	$ (17)
1Q 2017 Actual	(8)
2Q 2017 Actual	(6)
Estimated:	
3Q 2017	(53)
4Q 2017	(1)
Total Estimated 2017:	$ (68)
Grand Total	$ (85)

NON-GAAP RECONCILIATION (CONT'D)

VORNADO
REALTY TRUST

(Amounts in millions)

Reconciliation of 555 California Net Income attributable to the Operating Partnership to EBITDA, EBITDA, as adjusted and Cash NOI for the year ended December 31, 2012 and for the trailing twelve months ended June 30, 2017

	For the Trailing Twelve Months Ended June 30, 2017		For the year ended December 31, 2012	
	As Reported		As Adjusted	
Net income attributable to the Operating Partnership	$	3.0	$	(4.6)
Interest and debt expense		20.5		22.0
Depreciation and amortization		22.8		28.5
Income tax expense		-		0.3
EBITDA (non-GAAP)		46.3		46.2
Certain items that impact EBITDA		-		(5.6)
EBITDA, as adjusted (non-GAAP)		46.3		40.6
Non-cash adjustments and other		0.4		(2.3)
Cash NOI (non-GAAP)	$	46.7	$	38.3
Incremental NOI from signed leases		1.1		-
Pro forma cash NOI (non-GAAP)	$	47.8	$	38.3

Reconciliation of theMART Net Income to EBITDA, EBITDA, as adjusted and Cash NOI for the year ended December 31, 2011 and the twelve months ended June 30, 2017

	For the Trailing Twelve Months Ended June 30, 2017		For the Year Ended December 31, 2011	
	As Adjusted		As Adjusted	
Net income attributable to the Operating Partnership	$	29.4	$	(4.5)
Interest and debt expense		21.0		31.2
Depreciation and amortization		37.0		21.6
Income tax expense		-		-
EBITDA (non-GAAP)		87.4		48.3
Certain items that impact EBITDA		-		-
EBITDA, as adjusted (non-GAAP)		87.4		48.3
Non-cash adjustments and other		(1.7)		6.0
Cash NOI (non-GAAP)		85.7		54.3
Incremental NOI from signed leases		15.5		-
Pro forma cash NOI (non-GAAP)	$	101.2	$	54.3

WE HAVE SIMPLIFIED AND FOCUSED IN THE RELENTLESS PURSUIT OF SHAREHOLDER VALUE

VORNADO REALTY TRUST

In the past few years, we have exited multiple business lines and non-core holdings - $15.7 billion of total transactions

- Disposed of $6.1 billion of non-core assets including regional malls, the Mart business (retaining theMART building in Chicago) and other non-core investments
- Spun off strip shopping centers into Urban Edge Properties (NYSE: UE) in a $3.6 billion transaction
- With the recent completion of the DC spin-merger ($6 billion transaction value at share), we have created three best-in-class, highly focused REITs

VORNADO REALTY TRUST

URBAN EDGE PROPERTIES

- Focused, pure-play Northeastern shopping center business with strong growth profile
- Irreplaceable portfolio of properties concentrated in dense, high barrier to entry markets with attractive demographics
- Embedded growth opportunities from redevelopment and anchor repositioning projects
- Proven management team

VORNADO

- Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of unique quality and scale
- Trophy assets in best NYC submarkets
- Attractive built-in growth from recently signed leases
- Best-in-class management team, now with singular NYC focus, with proven record of value creation
- Fortress balance sheet

JBG SMITH PROPERTIES

- Vornado combined its Washington, DC business with The JBG Companies
- Vornado shareholders owned ~74% at time of spin
- Largest[1], pure-play, mixed-use operator focused solely on Washington, DC
- Best-in-class Washington, DC focused management team with proven record of success
- Premier portfolio of mixed-use (office, multifamily and retail) assets in Metro-served, urban infill submarkets
- Significant near-term embedded growth prospects as well as substantial pipeline of future development opportunities

1. Based on Commercial SF as reported per latest financial statements for public office REITs with Washington, DC exposure

VORNADO
REALTY TRUST

Peerless NYC focused real estate company with premier office assets and the only publicly investable high street retail portfolio of scale

- Vornado is a pure-play New York City real estate company, with an irreplaceable NYC portfolio generating 89% of the Company's EBITDA[1]
- Own 83 properties totaling 24.4MM SF[2] in New York City with blue chip tenant roster
- NYC office business includes trophy assets in best submarkets – portfolio encompasses 19.1MM SF[2] in 37 properties (96.7% occupancy)[3]
    - Well positioned with 50% of office portfolio in fast growing west side of Manhattan
- NYC high street retail is amongst the scarcest and most valuable real estate in the world – 30% of Vornado EBITDA (95.3% occupancy)[3]
    - Portfolio encompasses 3.2 MM SF[2] in 72 properties
    - 50% of NOI comes from Upper Fifth Avenue and Times Square (the two premier submarkets), leased for term with high quality tenants
    - 19% of NOI comes from Penn Plaza, primed for redevelopment
- Once-in-a-lifetime redevelopment opportunity with Penn Plaza holdings
- Fortress balance sheet with investment grade credit rating
- 10 year track record of same-store NOI growth superior to peers – reflects the quality of Vornado RemainCo's portfolio and strength of management team
- In addition, Vornado owns the prime franchise assets in San Francisco (555 California Street totaling 1.8 MM SF) and Chicago (theMART spanning 3.7 MM SF) - 11% of Vornado EBITDA[1]

Vornado EBITDA[1]


NYC Office
59%
30%
NYC High Street Retail
11%
theMart / 555 California

1. Refers to adjusted EBITDA for trailing twelve months ended 6/30/2017
2. Square footage ("SF") at share
3. Occupancy as of 2Q17, reflects VNO share

VORNADO

SELECT NEW YORK CITY OFFICE PROPERTIES

VORNADO REALTY TRUST

PLAZA DISTRICT


888 SEVENTH AVENUE


650 MADISON AVENUE


666 FIFTH AVENUE


640 FIFTH AVENUE


689 FIFTH AVENUE

GRAND CENTRAL


330 MADISON AVENUE


90 PARK AVENUE

PENN PLAZA DISTRICT


7 WEST 34TH STREET


11 PENN PLAZA


330 W 34TH STREET


ONE PENN / TWO PENN PLAZA


THE FARLEY BUILDING

MIDTOWN


731 LEXINGTON AVENUE


1290 AVENUE OF THE AMERICAS

MIDTOWN SOUTH


ONE PARK AVENUE


770 BROADWAY

PARK AVENUE


280 PARK AVENUE


350 PARK AVENUE

CHELSEA / MEATPACKING


61 NINTH AVENUE


512 WEST 22ND STREET


85 TENTH AVENUE

VORNADO

BLUE-CHIP OFFICE TENANT ROSTER

- Ralph Lauren
- M&T Bank
- Parsons Brinckerhoff
- Neuberger Berman
- JLL
- KKR
- UnitedHealthcare
- Cushman & Wakefield
- Alston + Bird LLP
- TPG
- AMC Networks
- Aol.
- Kirkland & Ellis LLP
- IPG
- AXA
- Cohen & Steers
- Bank of America Merrill Lynch
- pwc
- Microsoft
- Outcome Health
- CMGRP
- Bloomberg
- EMC²
- Foley & Lardner LLP
- Deutsch
- The McGraw-Hill Companies
- United States of America
- facebook
- amazon
- aetna
- Goldman Sachs
- HomeAdvisor
- UBS
- razorfish
- Columbia University
- Morgan Stanley
- Google
- cisco
- Polycom
- Yamaha
- Wells Fargo
- MFA Financial, Inc.
- Guggenheim
- Glencore
- Caterpillar
- Egon Zehnder
- Information Builders
- yelp
- Dodge & Cox Funds
- Kellogg's
- Franklin Templeton Investments
- Tencent 腾讯
- Investcorp
- Capital One
- FactSet
- Castle Harlan, Inc.
- Level(3)
- Mitel
- NY&C
- ConAgra Foods
- macy's
- Motorola
- MSG
- Allstate
- Symantec
- McKinsey&Company
- HSBC

VORNADO

NEW YORK OFFICE[1] - WELL POSITIONED BY SUBMARKET WITH STAGGERED LEASE EXPIRATIONS



NEW YORK OFFICE SUBMARKET
BY SQUARE FOOT AS OF 6/30/2017
Chelsea/Meatpacking
4%
Other
4%
Penn Plaza
32%
Midtown South
8%
Plaza District
28%
Midtown
24%



NEW YORK OFFICE EXPIRATIONS
BY SQUARE FOOT AS OF 6/30/2017
Weighted Average Lease Term: 8.0 Years
Thousands of SF
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
1%
7%
5%
9%
8%
5%
11%
8%
5%
8%
6%
27%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

1. Does not include theMART and 555 California

VORNADO
SELECT NEW YORK CITY STREET RETAIL PROPERTIES

VORNADO REALTY TRUST


828-850 MADISON AVENUE


COACH
595 MADISON AVENUE


650 MADISON AVENUE


759-771 MADISON AVENUE


677 MADISON AVENUE


666 FIFTH AVENUE


689 FIFTH AVENUE


HAPPY NEW YEAR!
1535 & 1540 BROADWAY


640 FIFTH AVENUE


510 FIFTH AVENUE


655 FIFTH AVENUE


697 FIFTH AVENUE


478-486 BROADWAY


435 SEVENTH AVENUE

VORNADO

DOMINANCE OF THE KEY HIGH STREET RETAIL SUBMARKETS IN MANHATTAN

VORNADO REALTY TRUST

UPPER FIFTH AVENUE

OWN 23% OF FRONTAGE[1]



TIMES SQUARE

CONTROL BOTH SIDES OF THE BOWTIE


THE BEST MUSICAL OF THIS CENTURY

1540 BROADWAY

1535 BROADWAY

1. Excludes churches, clubs and retail owned by users

HARRY WINSTON
dyson
amazon
UNIQLO
Christofle
THE NORTH FACE
INVICTA
TOPSHOP
SEPHORA
EQUINOX
Salvatore Ferragamo
Disney
Berluti
TOD'S
sunglass hut
BOTTEGA VENETA
VICTORIA'S SECRET
H&M
J.CREW
WHOLE FOODS MARKET
FOREVER 21
MONCLER
STARBUCKS RESERVE
Massimo Dutti
MAC
rag & bone
HOLLISTER
Madewell
Chloé
COACH
john varvatos
Cartier
swatch
T-Mobile
TISSOT
sandro
SONIA RYKIEL

VORNADO

STREET RETAIL PORTFOLIO - LARGELY BUTTONED UP

VORNADO REALTY TRUST

NEW YORK RETAIL EXPIRATIONS BY REVENUE AS OF 6/30/2017



Weighted Average Lease Term: 8.1 Years
Millions of Dollars
$140
$120
$100
$80
$60
$40
$20
1%
11%
8%
3%
2%
1%
9%
15%
4%
10%
5%
31%
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
Thereafter

1. Tenant has the right to cancel in 2023

50% of Vornado street retail NOI comes from Upper Fifth Avenue and Times Square. Both are locked up with high quality tenants:

UPPER FIFTH AVENUE

TENANT	YEAR OF EXPIRATION
Zara	2019
MAC Cosmetics	2024
Hollister	2024
Uniqlo	2026
Tissot	2026
Dyson	2027
Ferragamo	2028
Swatch	2031[1]
Harry Winston	2031
Victoria's Secret	2032

TIMES SQUARE

TENANT	YEAR OF EXPIRATION
US Polo	2023
Sunglass Hut	2023
Planet Hollywood	2023
MAC Cosmetics	2025
T-Mobile	2025
Invicta	2025
Disney	2026
Laline	2026
Sephora	2029
Swatch	2030
Forever 21	2031
Nederlander Theater	2050

VORNADO

NEAR-TERM CATALYSTS FOR SHAREHOLDER VALUE CREATION

VORNADO REALTY TRUST

- Recent spin-merger of the DC Business with JBG SMITH creates the premier NYC pure-play REIT
  - Spotlights Vornado's unique NYC franchise and irreplaceable portfolio
- Significant near-term embedded NOI growth from signed leases
- Additional growth from creative-class new developments in process (900,000 SF at share) in the Chelsea/Meatpacking area as well as the Farley Post Office redevelopment
- Penn Plaza Redevelopment – 9 million SF existing portfolio (6.7 million SF of office with average in-place rents of ~$60 PSF) with significant NOI upside and value creation post-redevelopment, including Hotel Pennsylvania and other sites in the district
- Complete the sellout of 220 Central Park South luxury condominiums – incremental net proceeds after repayment of debt and taxes is expected to be $900MM[1]
- Significant cash and available liquidity (~$4 billion) provide dry powder to take advantage of market opportunities
- Trading at a significant discount to Net Asset Value

1. *Inclusive of $100MM in dividends already paid to shareholders*

VORNADO

TRADING AT A SIGNIFICANT DISCOUNT TO NET ASSET VALUE

VORNADO REALTY TRUST

(Amounts in millions)

All numbers as of 6/30/2017 except as noted

VNO Share Price (09/12/17)		$ 74.30
Shares Outstanding		203.2
Equity Market Capitalization		**$ 15,094**
Plus: Debt and Preferred[1]		10,499
Other Liabilities[2]		584
Gross Market Capitalization		**$ 26,177**
Less:		
theMART[3]		2,060
555 California Street[3]		1,260
New York - Residential[3]		629
Hotel Pennsylvania[3]		500
Cash, restricted cash and marketable securities		1,290
220 CPS	$ 900	
Less: Dividends paid to common shareholders	(100)	
		800
ALX (1,654,000 units at $426.66/share (at 09/12/17))		706
BMS (TTM Q2 2017 EBITDA of $24 at a 7.0x multiple)		168
Real estate fund investments		137
UE (5,717,000 units at $25.03/share (at 09/12/17))		143
PEI (6,250,000 units at $10.28/share (at 09/12/17))		64
Other assets		1,011
Other construction in progress (at 110% of book value)		136
Total – Other		**$ 8,904**
NYC Office and Street Retail Business		**$ 17,274**
NYC Office and Street Retail Pro Forma Cash NOI[4]		**$ 1,010**
Implied Cap Rate		**5.8%**

Vornado Share Price by NYC Office and NYC Street Retail Cap Rate

NYC Office	*NYC Street Retail* 3.50%	4.00%	4.50%
4.00%	120	114	110
4.50%	111	105	100
5.00%	103	97	93

15.60%
$74.3

1. Excludes the following: 220 CPS debt of $1,325MM (which includes the delayed-draw term loan outstanding balance of $375MM), since 220 Central Park South is for-sale property and the debt will self liquidate from the proceeds of executed sales contracts; our share of ALX, UE, and PEI debt as they are represented on an equity basis; our share of 666 Fifth Avenue Office debt of $695MM because 666 Fifth Avenue Office Cash NOI is excluded from Pro-Forma Cash NOI
2. Includes the following: $106MM of capital required for leases to achieve Incremental NOI from Signed Leases. Excludes the following: $240MM for the 1535 Broadway capital lease obligation, which will be offset by the incremental value from purchasing the fee from Host Hotels & Resorts in the future
3. Values as of 12/31/2016
4. Pro Forma cash NOI as of 6/30/2017. See page V for GAAP reconciliation

VORNADO REALTY TRUST

(Amounts in millions)

		At 6/30/17
Secured debt	$	9,587
Unsecured debt		1,341
Pro rata share of non-consolidated debt (excluding Toys R Us)		3,375
Less: noncontrolling interests' share of consolidated debt		(600)
Total debt		13,703
Less: transferred to JBG SMITH		(1,548)
Bowen Building revolver balance		(116)
220 CPS (mortgage + term loan)		(1,325)
666 Fifth Avenue Office debt at share		(695)
Cash, restricted cash and marketable securities		(1,290)
Vornado RemainCo Net Debt	$	8,729
TTM Vornado RemainCo EBITDA, as adjusted (excluding 666 Fifth Avenue Office) [1]	$	1,259
Net Debt / TTM EBITDA, as adjusted		6.9x

- ~$4 billion of liquidity
- ~$11 billion of unencumbered assets
- Investment grade credit rating of Baa2/BBB/BBB

1. See page IV for GAAP reconciliation

VORNADO

LEADER AMONG BEST-IN-CLASS REITS

VORNADO REALTY TRUST

Since 2006, Vornado RemainCo has delivered superior same-store NOI growth relative to blue-chip peers


5.4%
3.5%
2.7%
2.6%
2.5%
4.0%
3.8%
3.5%
3.4%
3.3%
3.2%
2.8%
1.9%
Vornado
SLG
BXP
DEI
KRC
EQR
PSA
AVB
SPG
TCO
VTR
FRT
PLD

2006-2016 Same-Store NOI CAGR

1. Same-store NOI growth data for all companies taken from public filings. Vornado RemainCo NOI (after corporate G&A) includes New York office, New York retail, ALX, 555 California Street, and theMART. Excludes investment income, the Real Estate Fund, and Hotel Pennsylvania. VTR CAGR is from 2008.

VORNADO

CONSISTENT TRACK RECORD OF STRONG GROWTH

Vornado RemainCo 10-year NOI[1] (NON-GAAP)



Incremental Cash NOI from Signed Leases of $167MM[2]
$687
$764
$753
$833
$884
$845
$959
$992
$1,042
$1,148
$121
$46
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

1. See page III
2. Incremental cash NOI is derived solely from signed leases not yet commenced; GAAP reconciliation on page IV

VORNADO

LEADER IN REPOSITIONING AND MODERNIZING PROPERTIES 11 ASSETS TOTALING 10.3 MM SF

VORNADO REALTY TRUST



90 PARK AVENUE – 2016
961,000 SF
- Pricewaterhouse Coopers LLP
- Foley & Lardner LLP
- FactSet
- Alston & Bird
- Gramercy Property Trust
- Nuveen



280 PARK AVENUE – 2015
1,254,000 SF
- PJT Partners
- Franklin Templeton Investments
- Cohen & Steers
- Trian Fund Management
- Viking Global Investors LP
- Blue Mountain Capital



330 WEST 34TH STREET – 2015
709,000 SF
- Foot Locker
- Outcome Health
- Deutsch
- New York & Company
- Structure Tone
- HomeAdvisor



7 WEST 34TH STREET – 2014
479,000 SF
- Amazon



1290 AVE OF THE AMERICAS – 2014
2,110,000 SF
- Neuberger Berman
- AXA Equitable
- Cushman & Wakefield
- Hachette Book Group
- State Street Bank
- Columbia University



330 MADISON AVENUE – 2012
845,000 SF
- Glencore
- Guggenheim Partners
- JLL
- Point72 Asset Management
- HSBC Bank
- American Century Investments



350 PARK AVENUE – 2008
571,000 SF
- M&T Bank
- Ziff Brothers
- Citco
- Marshall Wace North America, L.P.



888 SEVENTH AVENUE – 2008
888,000 SF
- TPG Capital
- United Talent Agency
- Corcoran Sunshine
- Lone Star
- Principal Global Investors
- Advent Capital Management
- Hutchin Hill



640 FIFTH AVENUE – 2005
313,000 SF
- Victoria's Secret
- Dyson
- Fidelity Investments
- Dune Capital
- Owl Creek Asset Management
- Hitchwood Capital Management



731 LEXINGTON AVENUE – 2004
1,063,000 SF
- Bloomberg LP



770 BROADWAY – 1999
1,158,000 SF
- Facebook
- AOL/Verizon
- J.Crew

VORNADO REALTY TRUST


HUDSON YARDS
MANHATTAN WEST
PENN PLAZA

VORNADO

PENN PLAZA - AN UNPRECEDENTED OPPORTUNITY

VORNADO REALTY TRUST



NYC
W 35TH STREET
MACY'S
BROADWAY
W 34TH STREET
330 WEST 34TH ST
1 PENN PLAZA
PLAZA33
W 33RD STREET
THE FARLEY BUILDING
MOYNIHAN TRAIN HALL
MADISON SQUARE GARDEN
2 PENN PLAZA
15 PENN PLAZA HOTEL PENN
100 WEST 33RD ST MANHATTAN MALL
W 32ND STREET
11 PENN PLAZA
W 31ST STREET
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
SIXTH AVENUE
7 WEST 34TH ST
EMPIRE STATE BUILDING
Vornado Owned Properties
Penn Station
Related/Vornado/Skanska
Vornado Air Rights
Additional Assemblage Opportunity

Tremendous Value Creation Opportunity

- Existing office leasable space of 6.7MM SF with average in-place rents of ~$60 PSF[1]
- Hudson Yards to the west asking rents average $90 PSF[1], a 50% premium
- Transformation of the neighborhood will also substantially enhance the value of Vornado's Penn Plaza retail holdings

1. As of 6/30/17

VORNADO - FARLEY POST OFFICE DEVELOPMENT
FURTHER TRANSFORMING THE PENN PLAZA NEIGHBORHOOD

VORNADO REALTY TRUST

- A 50/50 joint venture between Vornado and the Related Companies recently closed and commenced on the conversion of the Farley Post Office in Penn Plaza into the new Moynihan Train Station
- The joint venture will develop 750,000 SF of unique creative office space and 100,000 SF of train hall retail
- Expected delivery 2020

Rendering of Moynihan Train Hall



Stair connecting The Farley Building to Moynihan Train Hall



Moynihan Train Hall and Retail facing 9TH Avenue


VORNADO

VORNADO

GROWTH FROM NEW PROJECTS IN CHELSEA / MEATPACKING

VORNADO REALTY TRUST


512W22
Size: 173,000 RSF
Completion: 4Q 2017


260 ELEVENTH AVENUE
Size: 300,000 RSF
Est. Completion: 2021


SIXTY ONE
Size: 170,000 RSF
Completion: 4Q 2017


85 TENTH AVENUE
Size:627,000 RSF
Acquired: 4Q2016


260 ELEVENTH AVENUE
512W22
85 TENTH AVENUE
SIXTY ONE
CHELSEA
MEATPACKING




theMART




1871







theMART building (Chicago) – best example of contemporary office space outside of Silicon Valley. Transformed from a showroom building to the premier creative and tech hub in the Midwest, resulting in significant earnings growth and value creation with significant upside | **3,663,000 SF – 98.9% Occupancy**[1]

- Between 2011 and 2Q17, converted over 900,000 SF in the building from showroom/ trade show space to creative office/retail space
- 2.7 million SF of total space leased since 2012
- 2Q17 TTM Pro Forma Cash NOI (Non-GAAP)[2,3] of $101.2 million for theMART building versus 2011 Cash NOI (Non-GAAP)[2,3] of $54.3 million
- In place escalated rents average $41.08 PSF as of 6/30/2017

1. As of 6/30/2017; square footage ("SF")
2. Does not add back G&A; adds back free rent
3. See page VII for GAAP Reconciliation

Major Tenants:

- Motorola Mobility (guaranteed by Google)
- ConAgra Foods Inc.
- 1871
- Kellogg's
- Matter
- Yelp Inc.
- Paypal, Inc.
- Beam Suntory
- Caterpillar
- Allstate
- Bosch
- Condé Nast

VORNADO REALTY TRUST


315 555 345











555 California Street – the franchise office building in San Francisco and arguably the most iconic building on the west coast – further NOI growth expected from redeveloped concourse and 315/345 Montgomery | **1,802,000 SF – 90.7% Occupancy**[1]

- 1.2 million SF of office space leased since 2012
- 2Q2017 TTM Pro Forma Cash NOI (Non-GAAP)[2,3] of $47.0 million (which does not include NOI from approximately 200,000 SF of vacancy and space under redevelopment) versus 2012 Cash NOI (Non-GAAP)[2,3] of $38.3 million
- In place escalated rents average $68.89 PSF as of 6/30/2017

1. As of 6/30/2017, square footage ("SF") shown at 100% share
2. Does not add back G&A; adds back free rent
3. See page VII for GAAP Reconciliation

Major Tenants:

- Bank of America
- Dodge & Cox
- Fenwick & West LLP
- Sidley Austin
- Microsoft
- Jones Day
- Goldman Sachs & Co.
- Kirkland & Ellis LLP
- Morgan Stanley
- UBS
- Wells Fargo
- Supercell
- KKR
- Tencent
- AllianceBernstein
- McKinsey & Company Inc.
- Norton Rose Fulbright

A LEADER IN SUSTAINABILITY

VORNADO REALTY TRUST

NATIONALLY RECOGNIZED, INDUSTRY-LEADING SUSTAINABILITY PROGRAM

- Energy Star Partner of the Year in 2013, 2014, 2015, and 2017, Sustained Excellence recipient
- 20 million square feet of owned and managed LEED certified buildings
- Largest landlord of LEED certified buildings in New York City with 13 Million SF. All new commercial developments will be, at minimum, LEED Gold certified
- NAREIT Leader in the Light award 2016, 7th year in a row
- Global Real Estate Sustainability Benchmark (GRESB) "Green Star" achieved 2016
- 4.8% reduction in same-store energy use, 2015 to 2016, representing over 18,500 tons of carbon emissions

ENERGY STAR AWARD 2015 PARTNER OF THE YEAR Sustained Excellence

VORNADO SUSTAINABILITY

EIP

BMS GREEN CLEAN

GRESB

NAREIT 2016 Leader In The Light






APPENDIX

WHY NEW YORK?

- Global city favored by businesses, residents, tourists and investors
- US gateway city with the strongest long-term population growth[1] – vibrant 24/7 environment benefits from trend towards urbanization
- Diversified employment base continues path of outsized growth
  - In 1990, 1 in 2 New York jobs were in the financial services industry – now that ratio is 1 in 4[2]
- Over 60 million tourists in 2016 and the most visited international tourist destination in the US (12.7 million international visitors)[3]
- Most attractive and liquid real estate market in the US - drives competitive pricing from a deep pool of global investors[4]
- Long-term history of superior asset appreciation - Class A properties historically double in value every 10 years[5]



1. Source: Cushman & Wakefield, U.S. Census Bureau
2. Source: JLL Manhattan Market Overview (September, 2016)
3. Source: MasterCard 2015 Global Destination Cities Index, New York & Company (reflects 2016)
4. Source: Real Capital Analytics
5. Source: Cushman & Wakefield

WHY NEW YORK? STRONG EMPLOYMENT GROWTH



Thousands of Persons
50
40
30
20
10
0
+33.8
+30.3
+32.9
+30.6
+44.6
+42.1
+30.4
+18.8
2010
2011
2012
2013
2014
2015
2016
2017 YTD

SOURCE: U.S. BUREAU OF LABOR STATISTICS

WHY NEW YORK? CONSISTENT TOURISM GROWTH

VORNADO REALTY TRUST



International
Domestic
Overall CAGR: 3.3%
Millions of Tourists
70
60
50
40
30
20
10
0
1998 33.1 6.0 27.1
1999 36.4 6.6 29.8
2000 36.2 6.8 29.4
2001 35.2 5.7 29.5
2002 35.3 5.1 30.2
2003 37.8 4.8 33.0
2004 39.9 6.1 33.8
2005 42.6 6.8 35.8
2006 43.8 7.3 36.5
2007 46.0 8.9 37.1
2008 47.1 9.5 37.6
2009 45.6 8.6 37.0
2010 48.8 9.8 39.0
2011 50.9 10.6 40.3
2012 52.7 10.9 41.8
2013 54.3 11.5 42.8
2014 56.5 12.0 44.5
2015 58.5 12.3 46.2
2016 60.7 12.7 48.1

Source: Cushman & Wakefield, NYC +Co

VORNADO
REALTY TRUST






SEPTEMBER 2017